UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2011 (January 19, 2011)

HCP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3760 Kilroy Airport Way

Suite 300

Long Beach, California  90806

(Address of principal executive offices, including zip code)

(562) 733-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                     Other Events.

On January 19, 2011, HCP, Inc. (the “Company”) entered into an underwriting agreement with the underwriters named therein (the “Underwriters”) relating to the sale by the Company of $2,400,000,000 aggregate principal amount of senior unsecured notes, including $400,000,000 of 2.700% Senior Notes due 2014 (the “2014 Notes”), $500,000,000 of 3.750% Senior Notes due 2016 (the “2016 Notes”), $1,200,000,000 of 5.375% Senior Notes due 2021 (the “2021 Notes”) and $300,000,000 of 6.750% Senior Notes due 2041 (the “2041 Notes,” and together with the 2014 Notes, the 2016 Notes and the 2021 Notes, the “Notes”). On January 24, 2011, the Company successfully completed its underwritten public offering of the Notes. The net proceeds of the offering are approximately $2.37 billion, which will be used to finance a portion of the cash consideration for the previously announced HCR ManorCare acquisition. Additional details related to this offering may be found in the Prospectus Supplement dated January 19, 2011 and filed by the Company with the Securities and Exchange Commission (the “Prospectus Supplement”).

On January 24, 2011, the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (the “Trustee”), entered into a Supplemental Indenture (the “Supplemental Indenture”), to the Indenture dated as of September 1, 1993, which was filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3/A (Registration No. 333-86654) filed with the Securities and Exchange Commission on May 21, 2002 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”) between the Company and the Trustee.  The Notes are governed by the terms of the Indenture. For more information, see the Base Indenture as previously filed and the Supplemental Indenture filed herewith.

The 2014 Notes, the 2016 Notes, the 2021 Notes and the 2041 Notes will each mature on February 1st of their respective maturity year. The Company will pay interest on each series of the Notes semi-annually on February 1 and August 1, beginning on August 1, 2011. The Notes are senior unsecured obligations and rank equally with all of the Company’s existing and future senior unsecured indebtedness.

If the Company does not complete its previously announced HCR ManorCare acquisition, the Company will be required to redeem all of the Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price (each as defined in the section entitled “Description of the Notes—Special Mandatory Redemption” in the Prospectus Supplement). For more information, see the section entitled “Description of the Notes — Special Mandatory Redemption” in the Prospectus Supplement.

The Company may redeem all or part of each series of the Notes at any time at its option at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed, or (2) the “make-whole” amounts applicable to such series of Notes to be redeemed as set forth in the in the section entitled “Description of the Notes — Optional Redemption” in the Prospectus Supplement.  In addition, the 2021 Notes are redeemable at a redemption price equal to 100% of the principal amount to be redeemed 90 days or fewer before their maturity and the 2041 Notes are redeemable at a redemption price equal to 100% of the principal amount to be redeemed 180 days or fewer before their maturity.  For more information, see the section entitled “Description of the Notes — Optional Redemption” in the Prospectus Supplement.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to an effective Registration Statement on Form S-3 (333-161721), filed with the Commission on September 4, 2009.  The description of the Base Indenture, the Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the forms of the Notes.  Copies of the Underwriting Agreement, the Base Indenture (as previously filed), Supplemental Indenture and the forms of the Notes are filed as exhibits hereto and incorporated by reference.

Item 9.01.                     Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement by and between the Company and the Underwriters, dated January 19, 2011

4.1	First Supplemental Indenture dated as of January 24, 2011, by and between the Company and the Trustee

4.2	Form of 2.700% Senior Notes due 2014

4.3	Form of 3.750% Senior Notes due 2016

4.4	Form of 5.375% Senior Notes due 2021

4.5	Form of 6.750% Senior Notes due 2041

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters

12.1	Statement regarding computation of ratios of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends

12.2	Statement regarding computation of pro forma ratios of earnings to fixed charges and pro forma ratio of earnings to fixed charges and preferred stock dividends

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

99.1	Press Release dated January 20, 2011

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (333-161721)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2011	HCP, INC.

	By:	/s/ THOMAS M. HERZOG
	Name:	Thomas M. Herzog
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement by and between the Company and the Underwriters, dated January 19, 2011

4.1	First Supplemental Indenture dated as of January 24, 2011, by and between the Company and the Trustee

4.2	Form of 2.700% Senior Notes due 2014

4.3	Form of 3.750% Senior Notes due 2016

4.4	Form of 5.375% Senior Notes due 2021

4.5	Form of 6.750% Senior Notes due 2041

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters

12.1	Statement regarding computation of ratios of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends

12.2	Statement regarding computation of pro forma ratios of earnings to fixed charges and pro forma ratio of earnings to fixed charges and preferred stock dividends

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

99.1	Press Release dated January 20, 2011

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (333-161721)